SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2016

STANDARD MOTOR PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

New York	1-4743	11-1362020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employee Identification Number)

37-18 Northern Boulevard, Long Island City, New York 11101
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  718-392-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 2.02.	Results of Operations and Financial Condition.

On February 26, 2016, Standard Motor Products, Inc. (the “Company”) issued a press release announcing its financial results for the three months and year ended December 31, 2015.  A copy of such press release is furnished as Exhibit 99.1 hereto.

The information in Item 2.02 of this Report, including the press release furnished as Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On February 24, 2016, the Company finalized its intention to implement a plant rationalization initiative to improve operating efficiencies and reduce costs.  As part of the plant rationalization, we plan to: (i) relocate certain production activities from our Grapevine, Texas manufacturing facility to facilities in Greenville, South Carolina and Reynosa, Mexico; (ii) relocate certain service functions from Grapevine, Texas to our administrative offices in Lewisville, Texas; and (iii) close our Grapevine, Texas facility.  In addition, certain production activities will be relocated from our Greenville, South Carolina manufacturing facility to our manufacturing facility in Bialystok, Poland.  We anticipate that the plant rationalization will be completed within 12 to 24 months.

In connection with this initiative, we expect to incur one-time plant rationalization costs of approximately $9 million, consisting of restructuring and integration expenses of approximately $5 million related to employee severance and relocation of certain machinery and equipment; capital expenditures of approximately $2.6 million; and temporary incremental operating expenses of approximately $1.4 million.  Substantially all of the one-time plant rationalization costs described above are anticipated to result in future cash expenditures.

This Item 2.05 contains forward-looking statements including, among other things, statements regarding the amount and timing of the expected charges and cash expenditures related to the announced plant rationalization initiative.  Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company cautions investors that any forward-looking statements made by the Company, including those that may be made in this Report, are based on management’s expectations at the time they are made, but they are subject to risks and uncertainties that may cause actual results, events or performance to differ materially from those contemplated by such forward-looking statements.  Among the factors that could cause actual results, events or performance to differ materially from those contemplated by such forward-looking statements include but are not limited to possible changes in the amount, timing and components of the expected charges and cash expenditures related to the announced plant rationalization plan, as well as other risks and uncertainties, such as those discussed in this Report and those detailed from time-to-time in the Company’s filings with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.  By making these forward-looking statements, the Company undertakes no obligation or intention to update these statements after the date of this Report.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits.

99.1	Press release dated February 26, 2016 announcing Standard Motor Products, Inc.’s financial results for the three months and year ended December 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MOTOR PRODUCTS, INC.

	By:	/s/ James J. Burke
James J. Burke
Vice President Finance, Chief Financial Officer

Date: February 26, 2016

Exhibit Index

Exhibit No.	Description

99.1	Press release dated February 26, 2016 announcing Standard Motor Products, Inc.’s financial results for the three months and year ended December 31, 2015.